UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2003

WESTCOAST HOSPITALITY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Washington	001-13957	91-1032187

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

201 W. North River Drive Suite 100 Spokane, Washington	99201

Address of Principal Executive Offices)	Zip Code)

(509) 459-6100
(Registrant’s telephone number, including area code)

ITEM 7. Financial Statements and Exhibits
ITEM 12. Results of Operations and Financial Condition
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

ITEM 7. Financial Statements and Exhibits

(c) Exhibits.

The following exhibit is furnished pursuant to Item 12 hereof:

Exhibit No.	Exhibit
99.1	Press release dated May 5, 2004 reporting first quarter 2004 financial results
99.2	Transcript of first quarter 2004 earnings release conference call

ITEM 12. Results of Operations and Financial Condition

On May 5, 2004, the registrant issued a press release setting forth its first quarter 2004 financial results. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

The press release disclosed that the registrant’s net loss for the three months ended March 31, 2004 and 2003 was $2,348,000 and $1,769,000 respectively. EBITDA (income before interest expense, income taxes, depreciation and amortization) for the same periods was $2,625,000 and $2,515,000, respectively. A reconciliation of EBITDA to net income for this period was attached to the press release.

On May 5, 2004, the registrant conducted a conference call to discuss its results for the quarter ended March 31, 2004. A transcript of that call is furnished as Exhibit 99.2 to this Form 8-K pursuant to this Item 12.

The information furnished in this report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

By filing this report on Form 8-K, WestCoast Hospitality Corporation makes no admission as to the materiality of any information in this report. WestCoast Hospitality Corporation reserves the right to discontinue the availability of the information in the attached exhibit from its website at any time.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTCOAST HOSPITALITY CORPORATION (Registrant)
Date: May 5, 2004	/s/ Peter P. Hausback Vice President, Chief Financial Officer (Signature)

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Press release dated May 5, 2004 reporting third quarter 2003 financial results
99.2	Transcript of first quarter 2004 earnings release conference call